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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-KSB for the year ended December 31, 2003 (the "Form 10-KSB") of Community Shores Bank Corporation (the "Issuer").

         I, Jose' A. Infante, Chairman, President and Chief Executive Officer of the Issuer, certify that:

         (i)      the Form 10-KSB fully complies with the requirements of
                  Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

         (ii) to my knowledge, the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of and for the period covered by the report.

Dated: March 26, 2004

                               /s/ Jose' A. Infante
                              -----------------------------------------------
                              Jose' A. Infante
                              Chairman, President and Chief Executive Officer


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